Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”), dated as of May [ ], 2017 (the “Effective Date”), is made by and between MabVax Therapeutics Holdings, Inc., a Delaware corporation (“Company”), and the holder of the Company’s Series H Preferred Stock signatory hereto (“Holder”).

WHEREAS, pursuant to that certain Subscription Agreement (the “Subscription Agreement”), dated as of May 3, 2017, by and between the Company and the investor signatory thereto (the “Holder”), whereby, among other things, the Holder purchased from the Company $[ ] of shares of Series H Convertible Preferred Stock having a stated value of $1,000 per share (the “Series H Preferred Stock” or the “Exchange Securities”), the terms of which are set forth in the certificate of designations, preferences and rights of Series H Convertible Preferred Stock (the “H Certificate of Designations”) in the form attached to the Subscription Agreement as Exhibit A;

WHEREAS, the shares of Series H Preferred Stock are convertible into the Company's common stock, par value $0.01 per share (the “Common Stock”), in accordance with the terms of the H Certificate of Designations and based upon a conversion calculation equal to the Stated Value (as defined in the H Certificate of Designations) of the Series H Preferred Stock, plus all accrued and unpaid dividends, if any, on such Series H Preferred Stock, as of such date of determination, divided by the conversion price of $1.75, subject to adjustments as set forth in the H Certificate of Designations;

WHEREAS, the Holder holds such number of shares of Series H Preferred Stock and as set forth on Schedule A hereto;

WHEREAS, the Company has authorized a new series of convertible preferred stock of the Company designated as Series G Convertible Preferred Stock, $0.01 par value, the terms of which are set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series G Convertible Preferred Stock (the “G Certificate of Designations”) in the form attached hereto as Exhibit B (together with any convertible preferred shares issued in replacement thereof in accordance with the terms thereof, the “Series G Preferred Stock”), which Series G Preferred Stock shall be convertible into the Company’s Common Stock, in accordance with the terms of the G Certificate of Designations;

WHEREAS, the Company has filed a Registration Statement on Form S-1, as amended (Registration No. 333-216016) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), and such Registration Statement shall be declared effective by the SEC, in connection with a public offering of the Company’s Series G Preferred Stock and Common Stock (the “Offering”); and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with the Holder, and the Holder desires to exchange with the Company, the Exchange Securities for shares of the Company’s Series G Preferred Stock in the Offering.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Holder agree as follows:

1.    Terms of the Exchange. The Company and Holder agree that the Holder will exchange the Exchange Securities and will relinquish any and all other rights it may have under the Exchange Securities in exchange for such number of Series G Preferred Stock as set forth on Schedule A, annexed hereto.

2.    Closing. Upon satisfaction of the conditions set forth herein, a closing shall occur at the principal offices of the Company, or such other location as the parties shall mutually agree (the “Closing”) simultaneously with the closing of the Offering and which Offering closing shall be a condition to the Closing. At Closing, Holder shall surrender the Exchange Securities and the Company shall deliver to Holder the Series G Preferred Stock, in such amounts and to such persons as are set forth on Schedule A. Upon Closing, any and all obligations of the Company to Holder under the Exchange Securities shall be fully satisfied (including any rights related to the Exchange Securities under the Subscription Agreement) and Holder will have no remaining rights, powers, privileges, remedies or interests under the Exchange Securities.

3.    Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

4.    Registered Securities. The Holder and the Company understand and agree that the Series G Preferred Stock will be issued and the shares of Common Stock issuable upon conversion of the Series G Preferred Stock (the “Conversion Shares” and, together with the Series G Preferred Stock, the “Securities”) when issued, shall be issued pursuant to the Registration Statement and the Holder shall have all the rights and remedies pursuant to the Securities Act relative to the purchase of shares offered and sold pursuant to the Registration Statement. Due to the registration and qualification under the Securities Act and applicable state securities laws, the Series G Preferred Stock shall have no restrictions or legends other than those required pursuant to the Registration Statement and the Common Stock issuable upon conversion of the Series G Preferred Stock shall be registered securities for all purposes pursuant to and subject to the limitations of only the Registration Statement and prospectus a part thereof.

5.    Additional Acknowledgments.

a. The Company shall within four (4) Trading Days immediately following the date hereof (a) file a Current Report on Form 8-K, including the Exchange Documents as exhibits thereto, with the Securities and Exchange Commission (the “Commission”) within the time required by the Exchange Act. The Company and the Holder shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor the Holder shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Holder, or without the prior consent of the Holder, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Holder, or include the name of the Holder in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of the Holder, except (a) as required by federal securities law in connection with the filing of final Exchange Documents (including signature pages thereto) with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Holder with prior notice of such disclosure permitted under this Section 5(a).

b. Except with respect to the material terms and conditions of the transactions contemplated by the Exchange Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide Holder or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Holder shall have entered into a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that Holder shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

c.  Conversion Procedures. The form of Notice of Conversion included in the G Certificate of Designations sets forth the totality of the procedures required of the Holder in order to convert the Series G Preferred Stock. No additional legal opinion, other information or instructions shall be required of the Holder to convert its Series G Preferred Stock. The Company shall honor conversions of the Series G Preferred Stock and shall deliver the Conversion Shares in accordance with the terms, conditions and time periods set forth in the Exchange Documents.

d.  Preservation of Corporate Existence. The Company shall preserve and maintain its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business or operations and where the failure to qualify or remain qualified might reasonably have a Material Adverse Effect upon the financial condition, business or operations of the Company taken as a whole.

6.    Release by the Holder; Termination of Subscription Agreement; Waiver of Registration Rights.

a.  In consideration of the foregoing, Holder releases and discharges the Company, the Company’s officers, directors, principals, control persons, past and present employees, insurers, successors, and assigns (“Company Parties”) from all actions, cause of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against Company Parties ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever, whether or not known or unknown, arising under the Exchange Securities Subscription Agreement.  It being understood that this Section shall be limited in all respects to only matters arising under or related to the Exchange Securities and the Subscription Agreement and shall under no circumstances constitute a release, waiver or discharge with respect to the Securities or any Exchange Documents or limit the Holder from taking action for matters with respect to the Securities, any Exchange Document or events that may arise in the future.

b.  As further consideration of the foregoing, Holder and the Company hereby acknowledge and agree that the Subscription Agreement, and all rights, covenants, agreements and obligations contained therein, is hereby terminated and of no further force or effect. The Holder and the Company hereby agree and confirm that the Holder’s agreement to terminate the Company’s obligations under the Subscription Agreement shall constitute an agreement to terminate pursuant to Section 9(e) of the Subscription Agreement and, upon the Company independently obtaining similar agreements from such Other Holders as would constitute the requisite “Required Holders” (as defined in the Subscription Agreement), such termination shall be considered a termination of the Purchas Agreement with respect to all parties thereto.

c.  As further consideration of the foregoing, Holder hereby waives, only on behalf of itself its rights under that certain Registration Rights Agreement, dated as of May 3, 2017, by and between the Company and the Holder, as amended from time to time (the “Registration Rights Agreement”), restricting the Company’s ability to grant additional registration rights to Holder or any other person or entity, providing the parties thereto with any notice relating to the filing of any additional registration statements by the Company and requiring that the Company include any Registrable Securities (as defined therein) in any future registration statement filed by the Company. The Holder and the Company hereby agree and confirm that the Holder’s agreement to waive the Company’s obligations under the Registration Rights Agreement shall constitute a waiver pursuant to Section 6(f) of the Registration Rights Agreement and, upon the Company independently obtaining similar waivers from such Other Holders as would constitute the requisite “Required Holders” (as defined in the Registration Rights Agreement), such waiver shall be considered a waiver of the Company’s obligations under the Registration Rights Agreement with respect to all parties thereto.

7.    Miscellaneous.

a.  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

b.  Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York located in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

c.  Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

d.  Counterparts/Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

e.  Notices. Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (i) postage prepaid by registered mail, return receipt requested, or (ii) by facsimile, to the respective parties as set forth below, or to such other address as either party may notify the other in writing.

If to the Company, to:
MabVax Therapeutics Holdings, Inc.

11535 Sorrento Valley Road, Ste. 400

San Diego, CA 92121

Attention: Chief Executive Officer

If to Holder, to the address set forth on the signature page of the Holder

f.  Expenses. The parties hereto shall pay their own costs and expenses in connection herewith.

g. Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

h.  Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

i.  Independent Nature of the Holder’s Obligations and Rights. The obligations of the Holder under the Exchange Documents are several and not joint with the obligations of any other holder of Series H Preferred Stock (each, an “Other Holder”) under any other agreement to exchange Series H Preferred Stock (each, an “Other Agreement”), and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holders under any Other Agreement. Nothing contained herein or in any Other Agreement, and no action taken by the Holder pursuant hereto or any Other Holder pursuant to any Other Agreement, shall be deemed to constitute the Holder or any Other Holder as, and the Company acknowledges that the Holder and the Other Holders do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holder and any Other Holder are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Exchange Documents, any other agreement or any matters, and the Company acknowledges that the Holder and the Other Holders are not acting in concert or as a group or entity, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Exchange Documents and any Other Agreement. The decision of the Holder to acquire the Securities pursuant to the Exchange Documents has been made by the Holder independently of any Other Holder. The Holder acknowledges that no Other Holder has acted as agent for the Holder in connection with the Holder making its acquisition hereunder and that no Other Holder will be acting as agent of the Holder in connection with monitoring the Holder’s Securities or enforcing its rights under the Exchange Documents. The Company and the Holder confirm that the Holder has independently participated with the Company in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any of the Other Agreements, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose. To the extent that any of the Other Holders and the Company enter into the same or similar documents, all such matters are solely in the control of the Company, not the action or decision of the Holder, and would be solely for the convenience of the Company and not because it was required or requested to do so by the Holder or any Other Holder. For clarification purposes only and without implication that the contrary would otherwise be true, the transactions contemplated by the Exchange Documents include only the transaction between the Company and the Holder and do not include any other transaction between the Company and any Other Holder.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

MABVAX THERAPEUTICS HOLDINGS, INC.

By:____________________________________
Name:
Title:

HOLDER: [_________]

By:____________________________________

Address for Notices:
__________________________________________
__________________________________________
__________________________________________
__________________________________________

Address for delivery of Securities:
__________________________________________
__________________________________________
__________________________________________
__________________________________________

SCHEDULE A

Name and Address of Holder	Number of Shares of Series H Preferred Stock to be Exchanged	Number of Shares of Series G Preferred Stock to be Issued

 EXHIBIT A

[Attached separately]

EXHIBIT B

[Attached separately]